Supplement Dated May 15, 2017 to your Prospectus Dated May 1, 2017

On March 27, 2017, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved the rename of The BlackRock Large Cap Growth V.I. Fund. Effective on or about June 12, 2017, The BlackRock Large Cap Growth V.I. Fund will be renamed BlackRock Large Cap Focus Growth V.I. Fund.

This Supplement Should Be Retained For Future Reference.

HV-7690